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                                                          Exhibit 18.d



                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Aggressive Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 1995.


                                        /s/ Michael A. Carpenter
                                        -------------------------------
                                        Director, President and
                                        Chief Executive Officer
                                        The Travelers Insurance Company

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                                                                    EXHIBIT 18.d
                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, Christine B. Mead of Avon, Connecticut, Vice President and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Aggressive Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 1995.


                                        /s/ Christine B. Mead
                                        -------------------------------
                                        Vice President and Controller
                                        The Travelers Insurance Company